Exhibit 99.1

LuxUrban Hotels Inc. Announces 2024 First Quarter Financial Results

MIAMI, FL, - May 13, 2024 - LuxUrban Hotels Inc. (“LuxUrban” or the “Company”) (Nasdaq: LUXH), a hospitality company which leases entire existing hotels on a long-term basis and rents rooms in its hotels to business and vacation travelers, today announced financial results for the first quarter ended March 31, 2024 (“Q1 2024”), including adjusted EBITDA, which is a non-GAAP measure and is accompanied by reconciliation tables in this release. The Company also announced that it will file its Form 10-Q with the Securities and Exchange Commission on May 13, 2024.

“We reported Q1 2024 net rental revenue of $29.1 million, a 27.6% increase from last year’s first quarter, and adjusted EBITDA of $2.5 million. Our bookings outlook as we enter the seasonally stronger spring and summer months is encouraging,” said Shanoop Kothari, Chief Executive Officer. “We have taken a series of actions designed to stabilize our operations, refine our strategy, and align the business to market opportunities that we believe can deliver the best long-term value to our stakeholders. While some of these choices have been difficult, notably our decision to unwind our franchise partnership with Wyndham, we believe that these initiatives are necessary. We remain mindful of the challenges before us and are committed to proactively addressing them. Our priorities for 2024 include improving our working capital resources and cash flow profile while also enhancing our balance sheet and delivering organic revenue growth from revenue management optimizations and ancillary revenues.”

Select Q1 2024 Financial Results

All comparisons are to the first quarter ended March 31, 2023 (“Q1 2023”), unless otherwise stated.

●	Net rental revenue rose 27.6% to $29.1 million from $22.8 million, driven by an increase in average units available to rent to 1,535 from 571, partially offset by lower Total RevPAR[1] (TRevPAR) due to unit mix and the Company’s exit from its franchise partnership and the surrender of certain properties.

●	Gross profit (loss) was $(4.6) million as compared to gross profit of $5.4 million. The loss in Q1 2024 included a $12.1 million increase in Other Expenses, that included, among other items, greater costs of commissions, relocation costs, and employee costs and the surrender of certain properties.

●	Total operating expenses rose to $7.6 million, or 26.2% of net rental revenue, from $4.2 million, or 18.5% of net rental revenue, due primarily to $2.7 million in non-cash, non-recurring costs associated with the Company’s exit from its franchise partnership (“partnership considerations”) as well as $1.6 million of other non-cash charges primarily associated with stock compensation expense. Excluding these non-cash charges, operating expenses in Q1 2024 were approximately $3.3 million, or 11% of net rental revenue.

●	Net loss was $(16.8) million compared to a net loss of $(2.8) million. Net loss for Q1 2024 included the above-referenced items, plus cash interest and financing costs of $2.5 million and non-cash financing costs of $2.3 million.

●	Adjusted EBITDA was $2.5 million compared to $4.0 million.

●	Cash and cash equivalents were $1.0 million compared to $0.8 million at December 31, 2023.

Property Summary

As of March 31, 2024, the Company leased 13 properties with 1,341 units available for rent with average weighted lease terms of 15.2 years and 19.5 years including extension options.

1 The Company defines Total RevPAR (or TRevPAR) as total revenue received by the Company inclusive of room rental rates, ancillary fees (which include but are not limited to resort fees, late/early check-in, baggage fees, parking fees paid to us, and upgrade fees), cancellation fees, taxes (including other pass-through expenses) and other miscellaneous income received by the Company, divided by the average available rooms for rent during a given period.

Termination of Franchise Agreements

On May 6, 2024, the Company terminated its franchise agreements with Wyndham Hotels & Resorts covering each of the Company’s properties included in that relationship.  The Company is currently in the process of de-platforming its properties from Wyndham’s systems and moving each of its hotel listings back under full Company control. The Company expects that this process will be completed by the end of May 2024 with minimal operational disruption, although unforeseen risks could cause delays.

As part of the Company’s previously announced initiatives to add industry depth and breadth to its Board of Directors and management, the Company reviewed all existing operational relationships and concluded that over the long term it would be better served operationally and financially by returning to its origins as an independent operator.

Investor Call

The Company will host a conference call on Tuesday, May 14, 2024 at 9:00 am Eastern Time to discuss the results.

Investors interested in participating in the live call can dial:

●	(800) 715-9871 - U.S.
●	(646) 307-1963 - International
●	Conference ID 2430628

A simultaneous webcast of the call may be accessed online from the Events & Presentations section of the Investor Relations page of the Company’s website at www.luxurbanhotels.com. You may pre-register for the webcast using this link: https://events.q4inc.com/attendee/373952880.

LuxUrban Hotels Inc.

LuxUrban Hotels Inc. secures long-term operating rights for entire hotels through Master Lease Agreements (MLA) and rents out, on a short-term basis, hotel rooms to business and vacation travelers. The Company is strategically building a portfolio of hotel properties in destination cities by capitalizing on the dislocation in commercial real estate markets and the large amount of debt maturity obligations on those assets coming due with a lack of available options for owners of those assets. LuxUrban’s MLA allows owners to hold onto their assets and retain their equity value while LuxUrban operates and owns the cash flows of the operating business for the life of the MLA.

Non-GAAP Information

The Company defines adjusted EBITDA as net income (loss) before income taxes and other taxes, interest and financing costs, non-cash compensation expense, non-cash expenses associated with common stock issuance and stock options, non-cash rent expense amortization, depreciation, amortization expenses, allowances, and CECL, non-cash financing costs, exit costs and non-cash deposit surrender, incremental processing and channel financing fees, non-cash guarantee trust costs, normalized legal and accounting fees, normalized commissions, and non-cash accrual for partnership considerations.

The Company seeks to achieve profitable, long-term growth by monitoring and analyzing key operating metrics, including adjusted EBITDA. The Company’s management uses non-GAAP financial metrics and related computations to evaluate and manage the business and to plan and make near and long-term operating and strategic decisions. The management team believes these non-GAAP financial metrics are useful to investors to provide supplemental information in addition to the GAAP financial results. Management reviews the use of its primary key operating metrics from time-to-time.

Adjusted EBITDA is not intended to be a substitute for any GAAP financial measure and, as calculated, may not be comparable to similarly titled measures of performance of other companies in other industries or within the same industry. The Company’s management team believes it is useful to provide investors with the same financial information that it uses internally to make comparisons of historical operating results, identify trends in underlying operating results, and evaluate its business. Attached to this release is a reconciliation of non-GAAP measures of adjusted EBITDA to what management believes is the most directly comparable GAAP measure.

Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). The statements contained in this release that are not purely historical are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Generally, the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this release may include, for example, statements with respect to the Company’s ability to successfully de-platform its properties from its former franchise partner and operate independently, its ability to improve its working capital and cash flow profiles, enhance its balance sheet and deliver organic revenue growth, scheduled property openings, expected closing of noted lease transactions, the Company’s ability to continue closing on additional leases for properties in the Company’s pipeline, as well the Company’s anticipated ability to commercialize efficiently and profitably the properties it leases and will lease in the future. The forward-looking statements contained in this release are based on current expectations and belief concerning future developments and their potential effect on the Company. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements are subject to a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results of performance to be materially different from those expressed or implied by these forward-looking statements, including those set forth under the caption “Risk Factors” in our public filings with the SEC, including in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 15, 2024, and any updates to those factors as set forth in subsequent Quarterly Reports on Form 10-Q or other public filings with the SEC. The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

Contact
Shanoop Kothari	Devin Sullivan
Chief Executive Officer & Chief Financial Officer	Managing Director
LuxUrban Hotels Inc.	The Equity Group Inc.
shanoop@luxurbanhotels.com	dsullivan@equityny.com

Conor Rodriguez, Analyst
crodriguez@equityny.com

Condensed Consolidated Balance Sheets

(UNAUDITED)

	March 31,	December 31,
	2024	2023
ASSETS
Current Assets
Cash and Cash Equivalents	$994,904	$752,848
Accounts Receivable, Net	486,067	329,887
Channel Retained Funds, Net	1,500,000	1,500,000
Processor Retained Funds, Net	2,633,926	2,633,926
Receivables from On-Line Travel Agencies, Net	6,749,769	6,936,254
Receivables from City of New York and Landlords, Net	6,018,035	4,585,370
Prepaid Expenses and Other Current Assets	1,361,114	1,959,022
Prepaid Guarantee Trust - Related Party	672,750	1,023,750
Total Current Assets	20,416,565	19,721,057
Other Assets
Furniture, Equipment and Leasehold Improvements, Net	677,559	691,235
Security Deposits - Noncurrent	20,607,413	20,307,413
Prepaid Expenses and Other Noncurrent Assets	5,974,276	960,729
Operating Lease Right-Of-Use Assets, Net	229,016,100	241,613,588
Total Other Assets	256,275,348	263,572,965
Total Assets	$276,691,913	$283,294,022
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts Payable and Accrued Expenses	$28,868,844	$23,182,305
Bookings Received in Advance	6,576,403	4,404,216
Short Term Business Financing, Net	3,733,417	1,115,120
Loans Payable - Current	1,666,108	1,654,589
Initial Direct Costs Leases - Current	300,000	486,390
Operating Lease Liabilities - Current	1,944,026	1,982,281
Development Incentive Advances - Current	8,893,987	300,840
Total Current Liabilities	51,982,785	33,125,741
Long-Term Liabilities
Loans Payable	1,447,720	1,459,172
Development Incentive Advances - Noncurrent	-	5,667,857
Initial Direct Costs Leases - Noncurrent	3,950,000	4,050,000
Operating Lease Liabilities - Noncurrent	231,815,657	242,488,610
Total Long-Term Liabilities	237,213,377	253,665,639
Total Liabilities	289,196,162	286,791,380
Mezzanine equity
13% Redeemable Preferred Stock; Liquidation Preference $25 per Share; 10,000,000 Shares Authorized; 294,144 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	5,775,596	5,775,596

Commitments and Contingencies
Stockholders’ Deficit
Common Stock (shares authorized, issued, outstanding - 41,839,361, and 27,691,918, respectively)	418	394
Additional Paid In Capital	98,455,107	90,437,155
Accumulated Deficit	(116,735,370)	(99,710,503)
Total Stockholders’ Deficit	(18,279,845)	(9,272,954)
Total Liabilities and Stockholders’ Deficit	$276,691,913	$283,294,022

See accompanying notes to condensed consolidated financial statements.

Condensed Consolidated Statement of Operations

(UNAUDITED)

	Three Months Ended
	March 31,
	2024	2023

Net Rental Revenue	$29,101,207	$22,814,175
Rent Expense	8,344,007	5,421,867
Non-Cash Rent Expense Amortization	2,093,667	1,651,669
Surrender of Deposits	750,000	-
Other Expenses	22,508,411	10,378,765
Total Cost of Revenue	33,696,085	17,452,301
Gross (Loss) Profit	(4,594,878)	5,361,874

General and Administrative Expenses	3,755,756	2,742,586
Non-Cash Issuance of Common Stock for Operating Expenses	304,925	884,816
Non-Cash Stock Compensation Expense	724,514	429,996
Non-Cash Stock Option Expense	152,339	167,573
Partnership Considerations	2,679,469	-
Total Operating Expenses	7,617,003	4,224,971
(Loss) Income from Operations	(12,211,881)	1,136,903
Other Income (Expense)
Other Income	210,076	39,878
Cash Interest and Financing Costs	(2,459,800)	(2,130,605)
Non-Cash Financing Costs	(2,324,270)	(1,704,549)
Total Other Expense	(4,573,994)	(3,795,276)
Loss Before Provision for Income Taxes	(16,785,875)	(2,658,373)
Provision for Income Taxes	-	122,161
Net Loss	(16,785,875)	(2,780,534)
Preferred Stock Dividend	(238,992)	-
Net Loss Attributable to Common Stockholders	$(17,024,867)	$(2,780,534)
Basic Loss Per Common Share	$(0.35)	$(0.10)
Diluted Loss Per Common Share	$(0.35)	$(0.10)
Basic and Diluted Weighted Average Number of Common Shares Outstanding	49,223,606	28,659,358

See accompanying notes to condensed consolidated financial statements.

Non-GAAP Financial Measures

To supplement the condensed consolidated financial statements, which are prepared in accordance with GAAP, we use adjusted EBITDA as a non-GAAP financial measure. We define Adjusted EBITDA above in the paragraph entitled “Non-GAAP Information.”

The following table provides reconciliation of our net income (loss) to Adjusted EBITDA.

	For The Three Months Ended
($ in millions)	March 31,
	2024	2023

Net Income (Loss)	$(16,785,875)	$(2,780,534)

Provision for Income Taxes and Other Taxes	2,788,305	122,161
Interest and Financing Costs	2,459,800	2,130,605
Non-Cash Compensation Expense	724,514	429,996
Non-Cash Issuance of Common Stock for Operating Expenses	304,925	-
Non-Cash Stock Option Expense	152,339	167,573
Non-Cash Rent Expense Amortization	2,093,667	1,651,669
Non-Cash Depreciation, Amortization Expense, Allowances, & CECL	300,252	11,031
Non-Cash Financing Costs	2,324,270	1,704,549
Exit Costs / Deposit Surrender	1,227,750	602,726
Incremental Processing and Channel Financing Fees for Credit Risk	1,527,549	-
Non-Cash Guarantee Trust	351,000	-
Normalized Legal and Accounting	276,143	-
Normalized Commissions	2,118,136	-
Non-Cash Accrual for Partnership Considerations	2,679,469
Adjusted EBITDA	$2,542,244	$4,039,776